United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 10, 2026

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Nevada	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, Bryan D. Coy resigned from his position as Executive Vice President and Chief Financial Officer of Cannae Holdings, Inc. (the "Company" or "Cannae"). Mr. Coy’s resignation is not due to any disagreement with the Company or the Board of Directors.

In connection with Mr. Coy’s resignation, the Company has agreed to (i) accelerate the vesting of 21,327 restricted shares of the Company’s common stock; and (ii) pay Mr. Coy up to six months of base salary (the "Transition Payments"), provided, however, that if Mr. Coy finds other employment during the six month period then the Transition Payments will cease and Mr. Coy will repay any overpayments of his base salary for any period that occurs after such new employment commences. Mr. Coy has agreed that, during the period he is receiving the Transition Payments, he will cooperate and be reasonably available to the Company in the event his assistance is needed. In consideration of the acceleration of his restricted Cannae shares and the Transition Payments, Mr. Coy has agreed to release any and all claims he may have against the Company.

Also on June 10, 2026, the Board appointed Brett A. Correia to serve as interim Chief Financial Officer of the Company. In this role, Mr. Correia will serve as the Company’s principal financial and accounting officer. Mr. Correia, who is age 39, has served as Cannae’s Chief Accounting Officer since August 2019. He also served as Chief Financial Officer of Foley Family Wines & Spirits and Minden Mill Distilling from November 2024 to June 2026. Prior to joining Cannae, Mr. Correia served in accounting and financial reporting roles at Fidelity National Financial, Inc. (NYSE: FNF) from March 2015 to August 2019 and served in the audit practice at Deloitte from October 2010 to March 2015.

Mr. Correia is not a party to any related party transactions and has not entered into an employment agreement with the Company. He will receive a base salary of $300,000 and shall be eligible to receive other customary benefits paid to our employees.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	June 11, 2026	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary